Subsequent Events (Restatement) (Details) - USD ($)		12 Months Ended
	Mar. 18, 2022	Dec. 31, 2022	Dec. 31, 2021
Subsequent Events (Restatement) (Details) [Line Items]
Subsequent event, description			Under terms of the share purchase agreement, we shall pay $10,076,600 in exchange for 100% equity of Yinhua. Of the total consideration to be paid, $7,078,100 shall be paid in form of 3,826,000 newly issued ordinary shares of the Company, representing $1.85 per ordinary share of the Company, and $1,000,000 upon closing.
Cash earnout			$ 1,998,500
Acquisitions per share (in Dollars per share)			$ 1.85
Ordinary shares outstanding (in Shares)			22,960,277
Subsequent Event [Member]
Subsequent Events (Restatement) (Details) [Line Items]
Net income		$ 1,300,000
Shares outstanding percentage	100.00%
Ordinary shares issued (in Shares)	3,826,000
Amount paid to sellers	$ 1,000,000